SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:                7/25/00


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2000-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-68513-09
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-5594


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated January 1, 2000 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 25, 2000. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2000-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                    7/25/00


             Beginning
Class         Balance
   1-A1                    47,073,000.00
   1-A2                    69,175,188.66
  1-A3*                    69,175,188.66
   1-A4                      5,524,000.00
  1-A5*                      7,936,243.56
  1-A6*                      3,833,333.33
   1-A7                    30,000,000.00
  1-AP**                     7,093,509.60
   2-A1                    85,581,750.00
   2-A2                    71,303,030.23
   2-A3                    40,000,000.00
  2-A4**                     1,500,000.00
  2-A5**                     4,111,395.76
  2-AP**                        243,679.18
   3-A                     38,247,016.17
  3-AP**                     1,127,656.64
   AX*                       2,986,643.04
    B1                     12,567,513.51
   B1X*                         120,780.16
    B2                       5,568,087.33
   B2X*                           53,512.72
    B3                       3,021,936.56
    B4                       1,909,115.39
    B5                          796,294.23
    B6                       1,593,284.33
    R                 0.00

TOTAL:                   426,436,457.59


Class        Principal
 1-A1                           715,400.00
 1-A2                        1,247,408.47
 1-A3*                 N/A
 1-A4                                         -
 1-A5*                 N/A
 1-A6*                 N/A
 1-A7                                         -
 1-AP**                           44,175.09
 2-A1                           965,250.00
 2-A2                        1,371,508.20
 2-A3                                         -
 2-A4**                                       -
 2-A5**                           56,401.78
 2-AP**                             2,589.69
 3-A                            289,981.09
 3-AP**                             4,149.54
 AX*                   N/A
 B1                               12,166.03
 B1X*                  N/A
 B2                                 5,390.21
 B2X*                  N/A
 B3                                 2,925.40
 B4                                 1,848.13
 B5                                    770.86
 B6                                 1,542.38
R                     0.00

TOTAL:                       4,721,506.87

               Class
              Accrued
Class         Interest
   1-A1                         298,129.00
   1-A2                         426,652.39
  1-A3*                           92,161.53
   1-A4                           36,826.67
  1-A5*                           59,521.83
  1-A6*                           28,750.00
   1-A7                         196,250.00
  1-AP**               N/A
   2-A1                         534,885.94
   2-A2                         445,643.94
   2-A3                         258,333.33
  2-A4**               N/A
  2-A5**               N/A
  2-AP**               N/A
   3-A                          231,075.72
  3-AP**               N/A
   AX*                            19,910.95
    B1                            86,401.66
   B1X*                                830.36
    B2                            38,280.60
   B2X*                                367.90
    B3                            20,975.48
    B4                            13,251.31
    B5                              5,527.14
    B6                            11,059.10
    R                                    41.41

TOTAL:                       2,804,876.26

           Realized Loss
            of Principal
Class        Allocated
   1-A1               0.00
   1-A2               0.00
  1-A3*                N/A
   1-A4               0.00
  1-A5*                N/A
  1-A6*                N/A
   1-A7               0.00
  1-AP**              0.00
   2-A1               0.00
   2-A2               0.00
   2-A3               0.00
  2-A4**              0.00
  2-A5**              0.00
  2-AP**              0.00
   3-A                0.00
  3-AP**              0.00
   AX*                 N/A
    B1                0.00
   B1X*                N/A
    B2                0.00
   B2X*                N/A
    B3                0.00
    B4                0.00
    B5                0.00
    B6                0.00
    R                 0.00

TOTAL:               $0.00


         Net Prepmt        Current
         Interest          Interest
Class    Shortfall Amt     Shortfall (2)
 1-A1                 0.00              0.00
 1-A2                 0.00              0.00
 1-A3*                0.00              0.00
 1-A4                 0.00              0.00
 1-A5*                0.00              0.00
 1-A6*                0.00              0.00
 1-A7                 0.00              0.00
 1-AP**                N/A               N/A
 2-A1                 0.00              0.00
 2-A2                 0.00              0.00
 2-A3                 0.00              0.00
 2-A4**                N/A               N/A
 2-A5**                N/A               N/A
 2-AP**                N/A               N/A
 3-A                  0.00              0.00
 3-AP**                N/A               N/A
 AX*                  0.00              0.00
 B1                   0.00              0.00
 B1X*                 0.00              0.00
 B2                   0.00              0.00
 B2X*                 0.00              0.00
 B3                   0.00              0.00
 B4                   0.00              0.00
 B5                   0.00              0.00
 B6                   0.00              0.00
R                     0.00              0.00

TOTAL:               $0.00             $0.00

         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
 1-A1                 0.00                   46,357,600.00
 1-A2                 0.00                   67,927,780.19
 1-A3*                0.00                   67,927,780.19
 1-A4                 0.00                     5,524,000.00
 1-A5*                0.00                     7,824,959.56
 1-A6*                0.00                     3,833,333.33
 1-A7                 0.00                   30,000,000.00
 1-AP**                N/A                     7,049,334.51
 2-A1                 0.00                   84,616,500.00
 2-A2                 0.00                   69,931,522.03
 2-A3                 0.00                   40,000,000.00
 2-A4**                N/A                     1,500,000.00
 2-A5**                N/A                     4,054,993.98
 2-AP**                N/A                        241,089.49
 3-A                  0.00                   37,957,035.08
 3-AP**                N/A                     1,123,507.10
 AX*                  0.00                     2,955,569.48
 B1                   0.00                   12,555,347.48
 B1X*                 0.00                        121,263.29
 B2                   0.00                     5,562,697.12
 B2X*                 0.00                          53,726.55
 B3                   0.00                     3,019,011.16
 B4                   0.00                     1,907,267.26
 B5                   0.00                        795,523.37
 B6                   0.00                     1,591,741.95
R                     0.00              0.00

TOTAL:               $0.00   $421,714,950.72


AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
 1-A1            929.378085         14.124383          5.886061
 1-A2            915.015723         16.500112          5.643550
 1-A3            915.015723               N/A          1.219068
 1-A4           1000.000000          0.000000          6.666667
 1-A5            934.481933               N/A          7.008615
 1-A6           1000.000000               N/A          7.500000
 1-A7           1000.000000          0.000000          6.541667
 1-AP            966.517750          6.019025               N/A
 2-A1            946.617003         10.676599          5.916356
 2-A2            880.284324         16.932200          5.501777
 2-A3           1000.000000          0.000000          6.458333
 2-A4           1000.000000          0.000000               N/A
 2-A5            920.271502         12.624654               N/A
 2-AP            979.665993         10.411358               N/A
 3-A             951.161404          7.211512          5.746600
 3-AP            966.998536          3.558352               N/A
 AX              923.288934               N/A          6.155258
 B1              995.367774          0.963570          6.843154
 B1X            1019.566053               N/A          7.009486
 B2              995.367774          0.963570          6.843153
 B2X            1019.577134               N/A          7.009594
 B3              995.367773          0.963570          6.908920
 B4              995.367774          0.963571          6.908921
 B5              995.367788          0.963575          6.908925
 B6              995.367780          0.963566          6.908919
R                  0.000000          0.000000        414.078210

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
 1-A1               0.00000         915.25370            7.600%
 1-A2               0.00000         898.51561            7.401%
 1-A3                   N/A         898.51561            1.599%
 1-A4               0.00000        1000.00000            8.000%
 1-A5                   N/A         921.37839            9.000%
 1-A6                   N/A        1000.00000            9.000%
 1-A7               0.00000        1000.00000            7.850%
 1-AP               0.00000         960.49873            0.000%
 2-A1               0.00000         935.94040            7.500%
 2-A2               0.00000         863.35212            7.500%
 2-A3               0.00000        1000.00000            7.750%
 2-A4               0.00000        1000.00000            0.000%
 2-A5               0.00000         907.64685            0.000%
 2-AP               0.00000         969.25463            0.000%
 3-A                0.00000         943.94989            7.250%
 3-AP               0.00000         963.44018            7.000%
 AX                     N/A         913.68287            8.000%
 B1                 0.00000         994.40420            8.250%
 B1X                    N/A        1023.64443            8.250%
 B2                 0.00000         994.40420            8.250%
 B2X                    N/A        1023.65118            8.250%
 B3                 0.00000         994.40420            8.329%
 B4                 0.00000         994.40420            8.329%
 B5                 0.00000         994.40421            8.329%
 B6                 0.00000         994.40421            8.329%
R                   0.00000           0.00000            9.000%

Reports to Certificateholders
Trust Agreement Dated January 1, 2000
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal  173,530,466.54    86,642,842.84
Scheduled Principal        103,978.02        61,076.05
Curtail and Paid in Full   37,799.80         4,581.73
Paid in Full               1,873,937.57      643,139.34
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     171,514,751.15    85,934,045.72
Non-AP Balance             166,436,956.94    86,399,163.12

                                Group 3            Total
i) Beg Agg Sch'd Prin Bal  42,921,246.75     303,094,556.13
Scheduled Principal        130,586.60        295,640.67
Curtail and Paid in Full   174,354.23        216,735.76
Paid in Full               0.00              2,517,076.91
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     42,616,305.92     300,065,102.79
Non-AP Balance             41,793,589.15     294,629,709.22

ii) Aggregate Advances:         Group 1
Principal Advances                                  88,484.47
Interest Advances                              1,120,621.44

ii) Aggregate Advances:         Group 2
Principal Advances                                  50,600.57
Interest Advances                                 452,622.05

ii) Aggregate Advances:         Group 3
Principal Advances                                  94,264.29
Interest Advances                                 180,731.83

ii) Aggregate Advances:          Total
Principal Advances                                233,349.33
Interest Advances                              1,753,975.32

  #REF!                    Realized Losses
Realized Losses                 Current         Since Cutoff
         Group 1                        0.00              0.00
         Group 2                        0.00              0.00
         Group 3                        0.00              0.00
         Total                          0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  47,614.16         18,050.62
Master Servicing Fee                2,892.10          1,444.08
Trustee Fee                           939.96            469.32

                                Group 3            Total
iv) Servicing Fee                   8,941.96         74,606.74
Master Servicing Fee                  715.35          5,051.53
Trustee Fee                           232.49          1,641.76

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                1,103   $171,514,751.15
Group 2                                  227    $85,934,045.72
Group 3                                  216    $42,616,305.92
Total                                  1,546   $300,065,102.79

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                   31     $4,830,392.29
Group 2                                    9     $3,356,016.60
Group 3                                    1       $331,541.15
Total                                     41     $8,517,950.04

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    9     $2,215,189.20
Group 2                                    1       $183,823.61
Group 3                                    0             $0.00
Total                                     10     $2,399,012.81

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                   14     $2,884,240.31
Group 2                                    1       $586,596.31
Group 3                                    0             $0.00
Total                                     15     $3,470,836.62

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    1       $156,599.99
Group 2                                    0             $0.00
Group 3                                    1       $107,442.07
Total                                      2       $264,042.06

vii) Mortgage Loans becoming REO Prop during preceding month:
               Group            Loan No.

              Prin Bal      Deemed Prin Bal


viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                           Senior Certs
                                Group 1           Group 2
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

                           Senior Certs
                                Group 3
ix) Accrued and Unpaid Prin             0.00
Accrued and Unpaid Int                  0.00

                              Subordinate
                              Certificates         Total
ix) Accrued and Unpaid Prin            (0.00)             0.00
Accrued and Unpaid Int                  0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


xi) Class 2-A3 Guar Distribs paid                         0.00

xii) Class 2-A3 Cert Insur Prem                       1,000.00

xii) Withdrawals from Class 2-A3 Res Fund                 0.00



                                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President


         Dated:            7/31/2000